                                                                    Exhibit 10.1


                               PURCHASE AGREEMENT

                                 By and Between

                        ALLEGHANY INSURANCE HOLDINGS LLC

                                       and

                              TALBOT HOLDINGS LTD.


                                   DATED AS OF
                                OCTOBER 31, 2001

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I PURCHASE OF SHARES AND ENTITLEMENTS.......................................................................2

   1.1.  Purchase of the Shares and the Entitlements................................................................2
         -------------------------------------------
   1.2.  Consideration..............................................................................................2
         -------------
   1.3.  Closing....................................................................................................2
         -------
   1.4.  Intentionally Left Blank...................................................................................2
         ------------------------
   1.5.  Stamp Duties...............................................................................................2
         ------------

ARTICLE II REPRESENTATIONS AND WARRANTIES OF AIHL...................................................................3

   2.1.  Organization...............................................................................................3
         ------------
   2.2.  Authority..................................................................................................3
         ---------
   2.3.  The Shares.................................................................................................3
         ----------

ARTICLE III REPRESENTATIONS AND WARRANTIES OF TALBOT HOLDINGS.......................................................3

   3.1.  Organization and Standing..................................................................................3
         -------------------------
   3.2.  Authority..................................................................................................3
         ---------

ARTICLE IV COVENANTS................................................................................................4

   4.1.  Cooperation and Reasonable Best Efforts....................................................................4
         ---------------------------------------
   4.2.  Letter Agreement re Post-Closing Covenants.................................................................4
         ------------------------------------------
   4.3.  No Election................................................................................................4
         -----------
   4.4.  No Liquidation of Talbot Capital...........................................................................4
         --------------------------------
   4.5.  Option Stock Purchase Agreement............................................................................5
         -------------------------------
   4.6.  Bermuda Approvals..........................................................................................5
         -----------------

ARTICLE V RELEASE AND COVENANT NOT TO SUE...........................................................................5

   5.1.  Talbot Holdings Release....................................................................................5
         -----------------------
   5.2.  Other Releases.............................................................................................5
         --------------

ARTICLE VI MISCELLANEOUS PROVISIONS.................................................................................6

   6.1.      Expenses...............................................................................................6
             --------
   6.2.      Notices................................................................................................6
             -------
   6.3.      Entire Agreement; Amendments and Waivers...............................................................7
             ----------------------------------------
   6.4.      Assignment.............................................................................................7
             ----------
   6.5.      Survival of Representations, Warranties and Covenants..................................................7
             -----------------------------------------------------
   6.6.      Governing Law..........................................................................................8
             -------------
   6.7.      Consent To Jurisdiction................................................................................8
             -----------------------
   6.8.      Waiver of Jury Trial...................................................................................8
             --------------------
   6.9.      Remedies...............................................................................................8
             --------
   6.10.     Interpretation.........................................................................................9
             --------------
   6.11.     No Benefit to Others...................................................................................9
             --------------------
   6.12.     Public Announcements...................................................................................9
             --------------------
   6.13.     Counterparts...........................................................................................9
             ------------
   6.14.     Headings...............................................................................................9
             --------
   6.15.     Severability...........................................................................................9
             ------------

                                    EXHIBITS

Exhibit A         Warrant
Exhibit B         Assignment
Exhibit C         Letter Agreement re Post-Closing Covenants
Exhibit D         Releases
Exhibit E         Letter Agreement re Option Stock Purchase Agreement

                               PURCHASE AGREEMENT

                PURCHASE AGREEMENT (this "Agreement"), dated as of October 31, 2001, by and between ALLEGHANY INSURANCE HOLDINGS LLC, a Delaware limited liability company ("AIHL"), and Talbot Holdings LTD., a Bermuda exempted limited liability company ("Talbot Holdings").

                              W I T N E S S E T H :

                WHEREAS, AIHL is the owner of 116,635,100 ordinary shares (the "Shares"), constituting all of the issued and outstanding shares in the capital of Alleghany Underwriting Holdings Ltd ("AUHL"), a company registered in England and Wales under company number 02180028 and having its registered office at Gracechurch House, 55 Gracechurch Street, London EC3V 0JP;

                WHEREAS, AIHL is the depositor of (a) a deposit in the amount of $244,915,000 with Lloyd's in satisfaction of the funds at Lloyd's requirements of Alleghany Underwriting Capital Ltd, Alleghany Underwriting Capital (Bermuda) Ltd. and Talbot Underwriting Limited, which are the corporate members of Lloyd's wholly owned by AUHL; and (b) a deposit in the amount of $10,000,000 with Citibank, N.A. as trustee of the U.S. surplus lines trust fund in satisfaction of the U.S. surplus lines trust fund requirements of such corporate members (AIHL's right, title and interest in and to all of such deposits are hereinafter collectively referred to as the "Entitlements");

                WHEREAS, all of the issued and outstanding shares of capital stock of Talbot Holdings are owned by certain members of the executive management of AUHL and its subsidiaries;

                WHEREAS, Talbot Holdings is the owner of all of the issued and outstanding shares of capital stock of Talbot Capital Ltd., a Bermuda exempted limited liability company and wholly owned subsidiary of Talbot Holdings ("Talbot Capital");

                WHEREAS, AIHL desires to sell and Talbot Holdings desires to purchase the Shares, and AIHL desires to assign and Talbot Capital desires to take an assignment of the Entitlements, all upon the terms and subject to the conditions set forth in this Agreement; and

                WHEREAS, The Society of Lloyd's has approved the change of controller of Alleghany Underwriting Capital Ltd, Alleghany Underwriting Capital (Bermuda) Ltd, Talbot Underwriting Ltd, Alleghany Underwriting Ltd and has been notified of the proposed change of controller of Alleghany Underwriting Risk Services Ltd;

                NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                       PURCHASE OF SHARES AND ENTITLEMENTS

                1.1. Purchase of the Shares and the Entitlements. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), (a) AIHL shall sell, convey, assign, transfer and deliver the Shares to Talbot Holdings, and Talbot Holdings shall acquire the Shares from AIHL, and (b) AIHL shall sell, convey, assign, transfer and deliver (at the direction, and for the benefit, of Talbot Holdings) the Entitlements to Talbot Capital, and Talbot Capital shall acquire the Entitlements from AIHL.

                1.2. Consideration. At the Closing (as hereinafter defined), Talbot Holdings shall pay to AIHL the sum of ten dollars ($10.00) in cash (the "Cash Consideration"), and shall procure the issue to AIHL of a warrant (the "Warrant") in the name of AIHL to subscribe for 100 Class A Redeemable Non-Voting Preferred Shares, par value $0.01 per share, of Talbot Capital ("Talbot Capital Preferred Shares"). A copy of the Warrant is attached hereto as Exhibit A.

                1.3. Closing. Subject to receipt by AIHL of an opinion from Swidler Berlin Shereff Friedman, LLP, tax counsel for AIHL, in form and substance satisfactory to AIHL, the purchase and sale of the Shares and the Entitlements pursuant to this Agreement (the "Closing") shall take place at the offices of Dewey Ballantine in London, England at 5:00 p.m. local time on November 5, 2001, or at such other place or time as the parties hereto agree in writing (the "Closing Date"). At the Closing:

                (a) AIHL shall cause AUHL to convene a meeting of its board of directors to approve and direct the registration of the transfer of the Shares to Talbot Holdings (pending only the share transfer form being stamped), and to accept the resignations of Russell J.D. Willmer, Russell T. John, Robert
M. Hart, Richard P. Toft and Dorothea C. Gilliam as directors of AUHL and its subsidiaries;

                (b) AIHL shall deliver (i) to Talbot Holdings, a stock transfer form in respect of the Shares duly executed in favor of Talbot Holdings together with the share certificates representing the Shares, and (ii) to Talbot Capital, an assignment evidencing the transfer of the Entitlements to Talbot Capital in the form attached hereto as Exhibit B (the "Assignment"); and

                (c) Talbot Holdings shall deliver to AIHL the Cash Consideration and the Warrant.

                1.4.    Intentionally Left Blank

                1.5. Stamp Duties. Talbot Holdings shall be responsible for the payment of any and all stamp duties arising out of transactions contemplated by this Agreement, including, without limitation, any related fines, penalties and interest.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF AIHL

                AIHL represents and warrants to Talbot Holdings as follows:

                2.1. Organization. AIHL is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority to own its properties and to conduct its business as now being conducted.

                2.2. Authority. AIHL has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of AIHL and this Agreement constitutes a legal, valid and binding obligation of AIHL, enforceable against AIHL in accordance with its terms.

                2.3. The Shares. The Shares have been duly authorized and validly issued and are fully paid, constitute all of the issued and outstanding shares of capital stock of AUHL, and are owned by AIHL.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF TALBOT HOLDINGS

                Talbot Holdings represents and warrants to AIHL as follows:

                3.1. Organization and Standing. Talbot Holdings is an exempt limited liability company duly organized, validly existing and in good standing under the laws of Bermuda, and has all requisite corporate power and authority to own its properties and to conduct its business as now being conducted.

                3.2. Authority. All of the permits, approvals, qualifications or consents of third parties and regulatory authorities which are required for the consummation of the transactions contemplated by this Agreement have been obtained. Talbot Holdings has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Talbot Holdings and Talbot Capital and this Agreement constitutes a legal, valid and binding obligation of Talbot Holdings enforceable against Talbot Holdings in accordance with its terms.

                                   ARTICLE IV

                                    COVENANTS

                4.1. Cooperation and Reasonable Best Efforts. Subject to the terms and conditions hereof, (a) each of the parties hereto shall cooperate with the other in connection with consummating the transactions contemplated by this Agreement, and (b) each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. (For purposes of this Agreement, the covenant of the parties to use their "reasonable best efforts" shall not require any party to incur any unreasonable expenses.)

                4.2. Letter Agreement re Post-Closing Covenants. At the Closing, AIHL and AUHL shall enter into a letter agreement in the form set forth as Exhibit C hereto.

                4.3. No Election. Neither Talbot Holdings nor Talbot Capital has made the election permitted to be made by U.S. Treasury Regulation Section 301.7701-3(c), and Talbot Holdings will not make, and will not allow Talbot Capital to make, the election permitted to be made by U.S. Treasury Regulation
Section 301.7701-3(c) to be effective as of any date in the taxable year of Talbot Holdings in which the Closing occurs or in the following taxable year.

                4.4. No Liquidation of Talbot Capital. Talbot Holdings shall not, and shall not permit Talbot Capital to, take any action that would result in the voluntary liquidation, dissolution or winding up of Talbot Capital, a sale of all or substantially all of the assets of Talbot Capital (whether in a single transaction or series of related transactions), or any amalgamation or consolidation (and Talbot Capital is not a surviving entity in any form) of Talbot Capital, prior to the determination of Residual FAL (as defined in the Certificate of Designation of the Talbot Capital Preferred Shares).

                4.5. Option Stock Purchase Agreement. At the Closing, Alleghany Corporation and AUHL shall enter into a letter agreement in the form set forth as Exhibit D hereto.

                4.6. Bermuda Approvals. Application has been made to (a) the Bermuda Monetary Authority for the approval of (i) the transfer of the ultimate beneficial ownership of Alleghany Underwriting Capital (Bermuda) Ltd. from Alleghany Corporation to Talbot Holdings, and (ii) the issue by Talbot Capital of the Warrant to AIHL; and (b) the Bermuda Supervisor of Insurance for the approval of the transfer of the ultimate beneficial ownership of Alleghany Underwriting Capital (Bermuda) Ltd. from Alleghany Corporation to Talbot Holdings. In the event that these approvals have not been obtained by 5:00 p.m. local time in London, England on November 5, 2001, the parties hereto hereby agree to take, or cause to be taken, such action as is necessary or advisable to allow the Closing to occur no later than November 30, 2001.

                                   ARTICLE V

                         RELEASE AND COVENANT NOT TO SUE

                5.1. Talbot Holdings Release Effective as of the Closing, Talbot Holdings, for itself as well as its subsidiaries (including, without limitation, after the Closing Date, AUHL and its subsidiaries) and their respective successors, agents and assigns, does hereby forever, finally, fully, and unconditionally release and discharge AIHL and its parent Alleghany Corporation and their respective subsidiaries, affiliates, parents, successors, predecessors and assigns, and all of their respective past and present members, managers, employees, officers, directors, agents, representatives, attorneys, insurers, accountants and shareholders, in their individual, official and representative capacities, from and against any and all claims, debts, liabilities, demands, obligations, promises, agreements, contracts, covenants, liens, losses, costs and expenses, damages, suits, actions and causes of action whatsoever, at law or in equity, that any of them ever had, now have, or hereafter can, shall or may have, from the beginning of the world to the Closing Date, whether known or unknown, suspected or unsuspected, matured or unmatured, liquidated or unliquidated, jointly or severally, directly or indirectly, accrued or unaccrued, contingent or fixed (collectively, "Claims") for, upon, or by reason of any matter, cause or thing whatsoever, including, without limitation, any and all Claims arising out of, or relating to, any act or omission in connection with the management or conduct of the business or affairs of AUHL or any of its subsidiaries, and further covenants not to sue upon any such Claims. Notwithstanding the foregoing, AIHL shall not be released from any Claims arising out of or relating to any breach by AIHL of its obligations under this Agreement or any documents delivered pursuant hereto.

                5.2. Other Releases. At the Closing, releases in the forms set forth in Exhibit E hereto shall be executed and delivered by the parties thereto.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                6.1. Expenses. Whether or not the Closing takes place and regardless of whether this Agreement is terminated, each party hereto shall pay all of the costs and expenses incurred by it in connection with this Agreement or in consummating the transactions contemplated hereby (including, without limitation, disbursements and expenses of its attorneys, accountants and advisors). Except for the services provided by Lexicon Partners, whose fees and expenses will be paid by AIHL, no agent, broker, investment banker, person or firm acting on behalf of Talbot Holdings or under Talbot Holdings' authority is or will be entitled to any broker's, finder's or investment banker's fee or any other commission or similar fee directly or indirectly from any of the parties hereto in connection with the negotiation or consummation of any of the transactions contemplated hereby.

                6.2. Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be effective upon delivery by hand or upon receipt if sent certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one of the other means specified in this Section 6.2 as promptly as practicable thereafter). Notices are to be addressed as follows:

        If to AIHL, to

                Alleghany Insurance Holdings LLC
                375 Park Avenue
                New York, New York 10152
                Attention: Robert M. Hart, Esq.
                           Manager
                Facsimile: 212-759-3295

        with a copy to

                Dewey Ballantine LLP
                1301 Avenue of the Americas
                New York, New York 10019
                Attention: Linda E. Ransom, Esq.
                Facsimile: 212-259-6333

        If to Talbot Holdings, to

                Talbot Holdings Ltd.
                Clarendon House
                2 Church Street
                Hamilton HM 11
                Bermuda
                Attention: Secretary
                Facsimile: 441-292-4720

        with a copy to

                Denton Wilde Sapte
                One Fleet Place
                London EC4M 7WS
                United Kingdom
                Attention: George Sandars, Esq.
                Facsimile: 44-207-246-7777

                Any party may change the person and addresses to which notices or other communications are to be sent to it by giving written notice of any such change in the manner provided herein for giving notice.

                6.3. Entire Agreement; Amendments and Waivers. This Agreement, together with the exhibits delivered pursuant hereto, sets forth the entire agreement and understanding of the parties hereto in respect of the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. No party hereto has relied upon any oral or written statement, representation, warranty, covenant, condition, understanding or agreement made by any other party or any representative, agent or employee thereof, except for those expressly set forth in this Agreement or in the exhibits or schedules delivered pursuant hereto. This Agreement may be amended or modified, and the terms hereof may be waived, only by a writing signed by each of the parties hereto or, in the case of a waiver, by the party entitled to the benefit of the terms being waived.

                6.4. Assignment. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein shall be made by a party hereto without the express prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

                6.5. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants, of the parties hereto which are contained in this Agreement, together with the exhibits delivered pursuant hereto, shall survive the Closing and remain operative and in full force and effect, regardless of any investigation heretofore or hereafter made by or on behalf of any of the parties hereto.

                6.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                6.7. Consent To Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement, any documents delivered pursuant hereto or the transactions contemplated hereby or thereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in Manhattan, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Each party agrees that service of process on such party by hand delivery, or by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery), addressed as provided in
Section 6.2, shall be deemed effective service of process on such party.

                6.8. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY

DOCUMENTS DELIVERED PURSUANT HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                6.9. Remedies. Without intending to limit the remedies available to any party hereto, each party (i) acknowledges that breach of this Agreement or any documents delivered pursuant hereto will result in irreparable harm for which there is no adequate remedy at law, (ii) agrees that any party seeking to enforce this Agreement or any documents delivered pursuant hereto shall be entitled to injunctive relief, including specific performance, or other equitable remedies upon any such breach, and (iii) the prevailing party in any action brought pursuant to, or related to or referenced in any way in this Agreement or any documents delivered pursuant hereto shall be entitled to recover its attorneys' fees from the losing party.

                6.10. Interpretation. This Agreement and any documents delivered pursuant hereto are the result of arm's-length negotiations between the parties hereto and have been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement and any documents delivered pursuant hereto, there shall be no presumption that this Agreement and such documents were prepared by any one party or that this Agreement or such documents shall be construed in favor of or against any one party.

                6.11. No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement and in any documents delivered pursuant hereto are for the sole benefit of the parties hereto and their respective successors and permitted assigns and they shall not be construed as conferring and are not intended to confer any rights on any other persons, except as provided in Article V hereof and Exhibit E hereto.

                6.12. Public Announcements. A press release in a form mutually agreed will be issued upon execution of this Agreement. Each party hereto agrees that it will not issue any other press release or otherwise make any public announcement with respect to this Agreement and the transactions contemplated hereby without the prior consent of the other party hereto (such consent not to be unreasonably withheld or delayed), unless such party determines in good faith that it is so obligated by applicable law, in which case such party shall consult, to the extent practicable, with the other party prior to issuing such press release or making such public announcement.

                6.13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

                6.14. Headings. The section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

                6.15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.

                                                ALLEGHANY INSURANCE HOLDINGS LLC


                                                By: /s/ Robert M. Hart
                                                    ----------------------------
                                                    Name:  Robert M. Hart
                                                    Title: Manager
Witness:


By: /s/ Benson J. Chapman
    --------------------------------------
    Name:  Benson J. Chapman


                                                TALBOT HOLDINGS LTD.


                                                By: /s/ Michael A E Carpenter
                                                    ----------------------------
                                                    Name:  Michael A E Carpenter
                                                    Title: Vice President
Attest:


By: /s/ Jane S Clouting
    --------------------------------------
    Name:  Jane S Clouting
    Title: Assistant Secretary

                                                                       Exhibit A


                                     WARRANT

           TO PURCHASE CLASS A REDEEMABLE NON-VOTING PREFERRED SHARES

                                       OF

                               TALBOT CAPITAL LTD.

Date of Issuance: November 5, 2001                         Number of Shares: 100

                Talbot Capital Ltd., a Bermuda exempted limited liability company (the "Company"), for value received, hereby certifies that Alleghany Insurance Holdings LLC, a Delaware limited liability company (the "Holder"), or registered assigns, is entitled, subject to the terms set forth herein, at any time after November 5, 2001 and on or before November 5, 2011 (the "Subscription Period"), to subscribe for 100 Class A Redeemable Non-Voting Preferred Shares, par value $0.01 per share, of the Company (the "Preferred Shares"), at the subscription price of Ten Million United States Dollars (US$10,000,000) (the "Subscription Price"). The Preferred Shares constitute all of the authorized Class A Redeemable Non-Voting Preferred Shares of the Company, and, in accordance with the rights of the Preferred Shares set forth in the Certificate of Designation of the Preferred Shares appended to the Company's Bye-laws (the "Rights"), entitle the Holder to the greater of (a) the Stated Value of the Preferred Shares (as defined in the Rights), and (b) one-third of the sum of the Residual FAL (as defined in the Rights) and the Stated Value of the Preferred Shares, plus in either case unpaid cumulative dividends on the Preferred Shares.

                1.      Exercise of Warrant.

                        (a) Exercise of this Warrant by the Holder shall be made at any time during the Subscription Period by the surrender of this Warrant, along with a duly executed notice of exercise in the form attached hereto as Exhibit 1, at the Company's principal offices, together with payment in full of the Subscription Price by certified or official bank check payable to the order of the Company, or such other form of payment as shall be acceptable to the Company and the Holder.

                        (b) The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in
Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Preferred Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Preferred Shares represented by such certificates.

                        (c) As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense shall cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Preferred Shares to which such Holder shall be entitled upon such exercise. The Company shall not be required upon exercise of this Warrant to issue any fractional Preferred Shares, but shall make adjustment therefor in cash as determined in good faith by the Board of Directors of the Company.

                2. Reservation of Preferred Shares. The Company agrees that, at all times during the Subscription Period, the Company will have duly authorized and in reserve, and will keep available solely for issuance and delivery upon the exercise of this Warrant, such number of Preferred Shares as shall be issuable upon the exercise of this Warrant. The Company represents that the Preferred Shares have been duly authorized and constitute all of the authorized Class A Non-Voting Preferred Shares of the Company; none of the Preferred Shares have been issued and are outstanding; and, when issued and delivered upon exercise of the Warrant, the Preferred Shares will be validly issued, fully paid and nonassessable, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal. The Company further covenants and agrees that it will pay, when due and payable, any and all foreign, federal and state stamp, original issue or similar taxes which may be payable in respect of the issuance of any Preferred Shares or certificates therefor.

                3. Reporting Requirements. For so long as this Warrant and any Preferred Shares issuable upon exercise thereof are outstanding, the Company will furnish to the Holder such reports as are furnished to Lloyd's (or succeeding regulatory authority) in respect of the Corporate Members (as defined in the Rights) and syndicates on which such Corporate Members have written for the 2001 year of account and prior years of account.

                4. Transfer. Title to this Warrant may be transferred by the due endorsement (with signature guaranteed) by the Holder of an assignment in the form attached hereto as Exhibit 2. On surrender of this Warrant and said duly endorsed assignment to the Company, the Company at its expense will issue and deliver to or on the order of the Holder a new Warrant of like tenor, in such name as the Holder (on payment by such Holder or any applicable transfer taxes) may direct.

                5. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                6. No Impairment. The Company will not, without the Holder's written consent, amend its Bye-laws to alter the Rights. In addition, the Company will not, without the Holder's written consent, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. A change of control of the

Corporate Members (as defined in the Rights) shall not be deemed to be an impairment provided that the Residual FAL (as defined in the Rights) continues to include the funds at Lloyd's of such Corporate Members.

                7. No Rights as a Stockholder. This Warrant does not confer upon the Holder any rights or liabilities as a shareholder of the Company prior to the exercise of this Warrant.

                8. Amendment. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Holder.

                9. Notices. All notices and other communications required or permitted to be given to the Company or the Holder shall be delivered by hand, or sent by first class registered or certified mail, postage prepaid, or sent by telecopy, to the Company at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda, or to the Holder at such address and telecopy number as may have been furnished to the Company in writing by the Holder.

                10. Remedies. The Company acknowledges and agrees that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                11. Miscellaneous. This Warrant shall be binding upon the Company's successors. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


                                                TALBOT CAPITAL LTD.


                                                By:
                                                    ----------------------------
                                                    Name:  Michael A E Carpenter
                                                    Title: Vice President

Attest:


By:
    -------------------------------
    Name:  Jane S Clouting
    Title: Assistant Secretary

                                                                       Exhibit 1


                               NOTICE OF EXERCISE
                                   OF WARRANT


To: Talbot Capital Ltd.                                   Date:
                                                                ----------------

                The undersigned, pursuant to the provisions set forth in the Warrant dated November 5, 2001, hereby irrevocably elects to exercise the Warrant to subscribe for 100 Class A Redeemable Non-Voting Preferred Shares, par value $.01 per share, of Talbot Capital Ltd. subject to the Memorandum of Association and Bye-laws of Talbot Capital Ltd., and tenders herewith payment of the Subscription Price in full in the amount of Ten Million United States Dollars (US$10,000,000).

                Please issue a certificate or certificates for such Class A Redeemable Non-Voting Preferred Shares in the name of, and pay any cash for any fractional share to:


                                                Alleghany Insurance Holdings LLC
                                                375 Park Avenue
                                                New York, New York 10152


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title: Manager

                                                                       Exhibit 2

                              ASSIGNMENT OF WARRANT

                FOR VALUE RECEIVED, the undersigned Holder of the Warrant dated November 5, 2001 hereby sells, assigns and transfers unto ____________, whose address is _____________________, all of the right, title and interest of the undersigned in and to such Warrant, and does hereby irrevocably constitute and appoint _____________________ as its attorney-in-fact to register such transfer on the books of Talbot Capital Ltd. maintained for the purpose, with full power of substitution in the premises.


Date:                                           Holder:
     -----------------------------


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                       [Signature Guaranteed]

                                                                       Exhibit B

                                   ASSIGNMENT

                FOR VALUE RECEIVED, ALLEGHANY INSURANCE HOLDINGS LLC, a Delaware limited liability company ("Assignor"), hereby assigns, conveys, grants, sets over and transfers to TALBOT CAPITAL LTD., a Bermuda exempted limited liability company ("Assignee"), all of Assignor's right, title and interest in and to the following:

                (a)     (i)     the deposit with Lloyd's of US$70,978,000 on
                                behalf of Alleghany Underwriting Capital Ltd
                                ("AUCL") in satisfaction of its funds at Lloyd's requirements, which deposit is evidenced by a Lloyd's Deposit Trust Deed made the 17th day of
                                October, 2001 (Lloyd's of London Member Code
                                053561C);

                        (ii) the deposit with Lloyd's of US$172,989,000 on behalf of Alleghany Underwriting Capital (Bermuda) Ltd ("AUC(B)L") in satisfaction of its funds at Lloyd's requirements, which deposit is evidenced by a Lloyd's Deposit Trust Deed made the 17th day of October, 2001 (Lloyd's of London Member Code 053562K);

                        (iii) the deposit with Lloyd's of US$948,000 on behalf of Talbot Underwriting Ltd ("Talbot Underwriting") in satisfaction of its funds at Lloyd's requirements, which deposit is evidenced by a Lloyd's Deposit Trust Deed made the 17th day of October, 2001 (Lloyd's of London Member Code 054159J); and

                        (iv) the deposit with Citibank, N.A. of US$10,000,000 in satisfaction of the U.S. Surplus Lines Trust Fund requirements of Syndicate 376 (account no. 437602-00);

                        (all of the foregoing deposits being collectively referred to herein as the "Deposits"),

                (b) any and all agreements, contracts, documents or instruments evidencing Assignor's right, title and interest in and to the Deposits, including without limitation the Lloyd's Deposit Trust Deeds referred to in clauses (a)(i), (a)(ii) and (a)(iii) above, subject to the terms and conditions of such agreements, contracts, documents and instruments; and

                (c) all of Assignor's right, title and interest in and to any or all of the proceeds of any or all of the foregoing;

to have and to hold unto Assignee and its successors and assigns forever.

                Assignee acknowledges and agrees that the Deposits were made in compliance with the requirements of Lloyd's or the U.S. Surplus Lines Trust Fund in support of the underwriting activities of AUCL, AUC(B)L and Talbot Underwriting, and are under the direct control of Lloyd's or Citibank, as the case may be. Accordingly, Assignee agrees that it will not seek recourse to any of the Deposits or take any action in respect of the Deposits under circumstances that would render AUCL, AUC(B)L or Talbot Underwriting insolvent.

                This Assignment is made without any representation or warranty, express or implied, by Assignor.

                This Assignment will be binding upon, and inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

                This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                This Assignment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

Dated as of the 5th day of November, 2001.


                                                ALLEGHANY INSURANCE HOLDINGS LLC


                                                By:
                                                    ----------------------------
                                                    Name:  David B. Cuming
                                                    Title: Manager


                                                TALBOT CAPITAL LTD.


                                                By:
                                                    ----------------------------
                                                    Name:  Michael A E Carpenter
                                                    Title: Vice President

                                                                       EXHIBIT C

                        Alleghany Insurance Holdings LLC
                                 375 Park Avenue
                               New York, NY 10152


                                November 5, 2001


Alleghany Underwriting Holdings Ltd
Gracechurch House
55 Gracechurch Street
London  EC3V 0JP
United Kingdom

Gentlemen:

                Reference is made to that certain Purchase Agreement dated as of October 31, 2001 (the "Agreement") by and between Alleghany Insurance Holdings LLC ("AIHL") and Talbot Holdings Ltd. ("Talbot Holdings"), which provides for the sale by AIHL to Talbot Holdings of all of the issued and outstanding shares in the capital of Alleghany Underwriting Holdings Ltd ("AUHL"). Defined terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

                For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AIHL and AUHL hereby agree that, in the event that the Closing takes place under the Agreement:

                1. Access to, and Retention of, Books and Records. For so long as AIHL is required to include information about AUHL and its subsidiaries (hereinafter collectively referred to as the "AUHL Group") in its financial reports, tax returns and other documents, or for such period as the accuracy or correctness of any financial reports, tax returns, tax information and other documents furnished to, or at the request of, AIHL may be examined or audited by any government, regulatory authority or other body (whether or not governmental) with jurisdiction over AIHL, AUHL will, and will cause each of its subsidiaries to, allow AIHL (and AIHL's attorneys, accountants and agents) access to all of the properties, personnel, corporate books and financial records of such company, and to examine and make copies of the books of accounts and other financial records of such company, all at such reasonable times and such intervals as AIHL shall reasonably determine. AUHL will also keep or cause to be kept, and will cause each of its subsidiaries to keep, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with past practices consistently applied. Further, prior to discarding or destroying any copies of the AUHL Group's corporate books and financial records, AUHL will notify AIHL in writing of the proposed discarding or destruction of any such corporate books and financial records (describing the records or documents to be discarded or destroyed in reasonable

Alleghany Underwriting Holdings Ltd
November 5, 2001
Page 2

detail) and will afford AIHL the reasonable opportunity to copy or take possession of all or any of such corporate books and financial records prior to their being discarded or destroyed.

                2. Preparation of Financial Statements. Promptly following the Closing, AUHL will promptly, but in no event later than November 14, 2001, prepare and furnish to AIHL financial statements which fairly present in all material respects the consolidated financial position and results of operations of the AUHL Group for the fiscal period through October 31, 2001, which statements shall be consistent with, and of the type and in the form customarily furnished by, AUHL to AIHL prior to the Closing. Thereafter, AUHL will provide AIHL's auditors, KPMG LLP ("KPMG"), with access to all of the AUHL Group's corporate books and financial records, at such reasonable times and intervals as KPMG shall reasonably request, to permit KPMG to audit and otherwise express an opinion with respect to such financial statements.

                3. Preparation of U.S. Tax Return Information. Following the Closing, AUHL will promptly, but in no event later than July 31, 2002, prepare and furnish to AIHL all information, statements, and returns relating to, or arising out of the ownership by AIHL of, the AUHL Group (including without limitation the U.S. income tax information returns on IRS Form(s) 5471, and the schedules required by the instructions thereto, required under Sections 6038, 6046 or 6046A of the Internal Revenue Code of 1986, as amended (the "Code") and necessary for the preparation of the U.S. income tax returns of AIHL (or the U.S. income tax returns of the "affiliated group" (as that term is defined in Section 1504 of the Code) that includes AIHL) for any taxable period ending prior to or including the Closing.

                4. Change of Names. On the Closing Date or as soon as practicable thereafter, AUHL shall, and shall cause each of its subsidiaries whose name includes the word "Alleghany" to, change its name so that none of such companies has the word "Alleghany" in its name, and AUHL shall, and shall cause each of its subsidiaries to, cease using the word Alleghany in any of their business dealings.

                5.      Miscellaneous.

                        (a) Notices. All notices or other communications required or permitted under this letter agreement shall be in writing and shall be effective upon delivery by hand or upon receipt if sent certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one of the other means specified in this Section 5(a) as promptly as practicable thereafter). Notices are to be addressed as follows:

Alleghany Underwriting Holdings Ltd
November 5, 2001
Page 3

                If to AIHL, to

                Alleghany Insurance Holdings LLC
                375 Park Avenue
                New York, New York 10152
                Attention: Robert M. Hart, Esq.
                           Manager
                Facsimile:    212-759-3295

                with a copy to

                Dewey Ballantine LLP
                1301 Avenue of the Americas
                New York, New York 10019
                Attention: Linda E. Ransom, Esq.
                Facsimile: 212-259-6333

                If to AUHL, to

                Alleghany Underwriting Holdings Ltd
                Gracechurch House
                55 Gracechurch Street
                London EC3V 0JP
                United Kingdom
                Attention: Mr. Michael E A Carpenter
                           President
                Facsimile: 44-207-550-3555

                with a copy to

                Denton Wilde Sapte
                One Fleet Place
                London  EC4M 7WS
                United Kingdom
                Attention: George Sandars, Esq.
                Facsimile: 44-207-246-7777

                        Any party may change the person and addresses to which notices or other communications are to be sent to it by giving written notice of any such change in the manner provided herein for giving notice.

                        (b) Amendments and Waivers. This letter agreement may be amended or modified, and the terms hereof may be waived, only by a writing signed by each of the parties hereto or, in the case of a waiver, by the party entitled to the benefit of the terms being waived.

Alleghany Underwriting Holdings Ltd
November 5, 2001
Page 4

                        (c) Assignment. This letter agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein shall be made by a party hereto without the express prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

                        (d) Governing Law. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                        (e) Counterparts. This letter agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

                        (f) Headings. The section headings contained in this letter agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this letter agreement.

                        (g) Severability. Any provision of this letter agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Alleghany Underwriting Holdings Ltd
November 5, 2001
Page 5

                Please indicate your agreement with the foregoing by signing in the space provided below.

                                                Very truly yours,

                                                Alleghany Insurance Holdings LLC


                                                By:
                                                    ----------------------------
                                                    Name:  David B. Cuming
                                                    Title: Manager

Agreed and accepted:

Alleghany Underwriting Holdings Ltd


By:
    --------------------------------------
    Name:  Michael A E Carpenter
    Title: Chief Executive

                                                                       Exhibit D
                              Alleghany Corporation
                                 375 Park Avenue
                               New York, NY 10152


                                November 5, 2001


Alleghany Underwriting Holdings Ltd
Gracechurch House
55 Gracechurch Street
London  EC3V 0JP
United Kingdom

Gentlemen:

                Reference is made to that certain Purchase Agreement dated as of October 31, 2001 (the "Agreement") by and between Alleghany Insurance Holdings LLC ("AIHL") and Talbot Holdings Ltd. ("Talbot Holdings"), which provides for the sale by AIHL to Talbot Holdings of all of the issued and outstanding shares in the capital of Alleghany Underwriting Holdings Ltd ("AUHL"). Defined terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

                        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Alleghany Corporation ("Alleghany") and AUHL hereby agree that, the Option Stock Purchase Agreement dated as of June 26, 2000 between Alleghany and AUHL shall be terminated, effective as of the Closing Date, and Alleghany hereby assumes and agrees to perform the obligations of AUHL in respect of options granted to Todd J Hess to purchase shares of Alleghany Common Stock ("Hess Options") and options granted, under the Underwriters Re Group, Inc. 1998 Stock Option Plan, to Rupert Atkin to purchase shares of Alleghany Common Stock ("Atkin Options"). Alleghany shall be entitled to all proceeds of exercise of the Hess Options and the Atkin Options and AUHL shall pay over to Alleghany any such proceeds recovered by it. AUHL and Alleghany will cooperate reasonably with each other to facilitate exercise of Hess Options and Atkin Options which occur after the Closing, including, without limitation, any applicable tax or other withholding requirements.

                        This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                Please indicate your agreement with the foregoing by signing in the space provided below.

                                                Very truly yours,

                                                Alleghany Corporation

Alleghany Underwriting Holdings Ltd
November 5, 2001
Page 2

                                                By:
                                                    ----------------------------
                                                    Name:  David B. Cuming
                                                    Title: Senior Vice President

Agreed and accepted:

Alleghany Underwriting Holdings Ltd


By:
    --------------------------------------
    Name:  Michael A E Carpenter
    Title: Chief Executive

                                                                       Exhibit E

                         RELEASE AND COVENANT NOT TO SUE
                                       by
                        Alleghany Insurance Holdings LLC

                RELEASE AND COVENANT NOT TO SUE (this "Release"), made as of November 5, 2001 by Alleghany Insurance Holdings LLC ("AIHL") for the benefit of the Releasees (as defined below).

                IN CONSIDERATION of the sum of $1.00 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, effective as of the date hereof, AIHL does hereby forever, finally, fully, and unconditionally release and discharge Alleghany Underwriting Holdings Ltd and its subsidiaries and all of their respective past and present members, managers, employees, officers and directors, in their individual, official and representative capacities (collectively, the "Releasees"), from and against any and all claims, debts, liabilities, demands, obligations, promises, agreements, contracts, covenants, liens, losses, costs and expenses, damages, suits, actions and causes of action whatsoever, at law or in equity, that any of them ever had, now have, or hereafter can, shall or may have, from the beginning of the world to the date hereof, whether known or unknown, suspected or unsuspected, matured or unmatured, liquidated or unliquidated, jointly or severally, directly or indirectly, accrued or unaccrued, contingent or fixed (collectively, "Claims"), for, upon, or by reason of any matter, cause or thing whatsoever, and further covenants not to sue upon any such Claims. Notwithstanding the foregoing, (a) the Releasees shall not be released from any Claims in the event that any of the Releasees commences any suit or action against AIHL or its parent Alleghany Corporation or any of their respective past or present members, managers, employees, officers or directors, and (b) the Releasees shall not be released from any Claims arising out of or relating to any breach by the Releasees of their obligations under the Purchase Agreement dated as of October 31, 2001 by and between AIHL and Talbot Holdings Ltd. or any agreements delivered pursuant thereto.

                This Release shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                IN WITNESS WHEREOF, AIHL has caused this Release to be duly executed as of the date first above written.


Attest:                                         ALLEGHANY INSURANCE HOLDINGS LLC



By:                                             By:
    --------------------------                      ----------------------------
    Name:  Robert M. Hart                           Name:  David B. Cuming
    Title: Manager                                  Title: Manager

                         RELEASE AND COVENANT NOT TO SUE
                                       by

        Alleghany Underwriting Holdings Ltd, Alleghany Underwriting Ltd,
       Alleghany Underwriting Capital Ltd, Alleghany Underwriting Capital
      (Bermuda) Ltd., Talbot Underwriting Ltd, Alleghany Underwriting Risk
        Services Ltd, Alleghany Underwriting Services Ltd, Yachtsure Ltd,
             Underwriting Risk Services Ltd, Marinasure Ltd, Venton
              Underwriting Agencies Ltd and Venton Insurance & Risk
                            Management Services Ltd.

                RELEASE AND COVENANT NOT TO SUE (this "Release"), made as of November 5, 2001 by Alleghany Underwriting Holdings Ltd, Alleghany Underwriting Ltd, Alleghany Underwriting Capital Ltd, Alleghany Underwriting Capital (Bermuda) Ltd., Talbot Underwriting Ltd, Alleghany Underwriting Risk Services Ltd, Alleghany Underwriting Services Ltd, Yachtsure Ltd, Underwriting Risk Services Ltd, Marinasure Ltd, Venton Underwriting Agencies Ltd and Venton Insurance & Risk Management Services Ltd (collectively, the "Releasors"), for the benefit of the Releasees (as defined below).

                IN CONSIDERATION of the sum of $1.00 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, effective as of the date hereof, the Releasors do hereby forever, finally, fully, and unconditionally release and discharge Alleghany Insurance Holdings LLC and its parent Alleghany Corporation and all of their respective past and present members, managers, employees, officers and directors, in their individual, official and representative capacities (collectively, the "Releasees"), from and against any and all claims, debts, liabilities, demands, obligations, promises, agreements, contracts, covenants, liens, losses, costs and expenses, damages, suits, actions and causes of action whatsoever, at law or in equity, that any of them ever had, now have, or hereafter can, shall or may have, from the beginning of the world to the date hereof, whether known or unknown, suspected or unsuspected, matured or unmatured, liquidated or unliquidated, jointly or severally, directly or indirectly, accrued or unaccrued, contingent or fixed (collectively, "Claims"), for, upon, or by reason of any matter, cause or thing whatsoever, and further covenants not to sue upon any such Claims. Notwithstanding the foregoing, (a) the Releasees shall not be released from any Claims in the event that any of the Releasees commences any suit or action against any of the Releasors, and (b) the Releasees shall not be released from any Claims arising out of or relating to any breach by the Releasees of their obligations under the Purchase Agreement dated as of October 31, 2001 by and between AIHL and Talbot Holdings Ltd. or any agreements delivered pursuant thereto.

                This Release shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                IN WITNESS WHEREOF, the Releasors have caused this Release to be duly executed as of the date first above written.


Attest:                                         ALLEGHANY UNDERWRITING HOLDINGS
                                                  LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Chief Executive


Attest:                                              ALLEGHANY UNDERWRITING LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Chief Executive


Attest:                                         ALLEGHANY UNDERWRITING CAPITAL
                                                  LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Director

Attest:                                         ALLEGHANY UNDERWRITING CAPITAL
                                                  (BERMUDA) LTD.


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Assistant Secretary                      Title: Director

Attest:                                         TALBOT UNDERWRITING LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Director


Attest:                                         ALLEGHANY UNDERWRITING RISK
                                                  SERVICES LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Chief Executive


Attest:                                         ALLEGHANY UNDERWRITING SERVICES
                                                  LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Chief Executive


Attest:                                         YACHTSURE LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Director


Attest:                                         UNDERWRITING RISK SERVICES LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  Michael A E Carpenter
    Title: Secretary                                Title: Director

Attest:                                              MARINASURE LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  D Martin Slade
    Title: Secretary                                Title: Sole Director


Attest:                                         VENTON UNDERWRITING AGENCIES LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  D Martin Slade
    Title: Secretary                                Title: Director


Attest:                                         VENTON INSURANCE & RISK
                                                MANAGEMENT SERVICES LTD


By:                                             By:
    ------------------------                        ----------------------------
    Name:  Jane S Clouting                          Name:  D Martin Slade
    Title: Secretary                                Title: Sole Director